SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2007

CONTINENTAL FUELS, INC.
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(Exact Name of Registrant as Specified in Charter)

Nevada	33-33042	22-3161629
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification Number)

9901 IH 10 West, Suite 800
San Antonio, Texas 78230
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(Address of Principal Executive Offices)

(210) 558-2800
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(Registrant's Telephone Number, including area code)

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(Former Name or Address, if Changed Since Last Report)

Section 1.  Registrant’s Business and Operations.

Item 1.01 Entry into a Material Definitive Contract

Execution of Promissory Note in Favor of UPDA

Background

On April 23, 2007 (the “Effective Date”), Continental Fuels, Inc. (“we” or the “Registrant”) closed a business combination transaction pursuant to a Stock Purchase Agreement dated April 20, 2007, by and among the Registrant and Universal Property Development & Acquisition Corporation (“UPDA”), a publicly held Nevada corporation (the “SPA”). Pursuant to the SPA, we acquired one hundred percent (100%) of the capital stock of US Petroleum Depot, Inc. and Continental Trading Enterprizes, Inc. (the “Subsidiary Shares”), two private Nevada Corporations and wholly-owned subsidiaries of UPDA. The consideration paid by us for the Subsidiary Shares consisted of $2,500,000 in cash, payable within 30 days of the Effective Date, and 50,000 shares of our Series A Convertible Preferred Stock valued at $5,000,000 (the “Preferred Stock”). The Preferred Stock is currently convertible into 500,000,000 shares of our common stock and UPDA has the right to vote the shares of Preferred Stock on an “as converted” basis in any matters for which the holders of our common stock are entitled to vote. The closing of the SPA caused a change of control of the Registrant and resulted in the Registrant becoming a majority owned subsidiary of UPDA.

Promissory Note

Subsequent to the closing of the SPA transaction, UPDA and the Registrant mutually agreed to extend the due date for the payment of the $2,500,000 cash portion of the consideration described above. In connection with the agreement to extend such due date, on June 18, 2007, the Registrant paid an amount equal to $150,000 in cash to UPDA and executed a Promissory Note, dated as of June 1, 2007, in the amount of $2,350,000 in favor of UPDA (the “Note”). The Note is due and payable on demand and has an annual interest rate of five percent (5%). Although the Note does not have a specified maturity date, the Registrant and UPDA anticipate that the principle due on the Note shall be paid in its entirety by December 31, 2008.

The foregoing description of the Note is a summary of terms, is not intended to be complete and is qualified in its entirety by the complete text thereof, a copy of which are attached hereto as Exhibit 10.1 to this Report.

Section 9.  Financial Statement and Exhibits.

(c) Exhibits.

The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit	Description

10.1
Promissory Note with Confessed Judgment Provision, dated as of June 1, 2007, by and between Continental Fuels, Inc. and Universal Property Development and Acquisition Corporation, as executed on June 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Fuels, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2007

CONTINENTAL FUELS, INC

By:	/s/ Timothy Brink
Timothy Brink
CEO and President

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EXHIBIT INDEX

The following Exhibits are filed herewith:

Exhibit	Description

10.2
Promissory Note with Confessed Judgment Provision, dated as of June 1, 2007, by and between Continental Fuels, Inc. and Universal Property Development and Acquisition Corporation, as executed on June 18, 2007.